Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
September, 1999

Scheduled Maturity                                      12/15/99


Coupon                                                   5.5850%


Excess Protection Level
   3 Month Average  10.61%
     September, 1999  11.12%
     August, 1999  10.64%
     July, 1999  10.08%



Cash Yield                                              25.26%


Investor Charge Offs                                     6.56%


Base Rate                                                7.59%


Over 30 Day Delinquency                                  5.52%


Seller's Interest                                       82.69%


Total Payment Rate                                       9.59%


Total Principal Balance                                $1,299,826,658.85


Investor Participation Amount                          $225,000,000.00


Seller Participation Amount                            $1,074,826,658.8